                                                                   EXHIBIT 10.42

                          LIFE MEDICAL SCIENCES, INC.
                             STOCK OPTION AGREEMENT
             UNDER THE AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                             INCENTIVE STOCK OPTION


     AGREEMENT entered into by and between Life Medical Sciences, Inc., a Delaware corporation, with a principal place of business at 214 Carnegie Center in Princeton, New Jersey (the "Company"), and the undersigned employee of the Company (or one of its subsidiaries) (the Company and its subsidiaries hereinafter together referred to as the "Company"), (said employee hereinafter referred to as the "Optionee"), this 17th day of July, 1995.

     1. The Company desires to grant the Optionee an incentive stock option under the Company's Amended and Restated 1992 Stock Option Plan (the "Plan") to acquire Shares of the Company's Common Stock, .001 par value (the "Shares").

     2. The Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

     1.  Grant of Option.
         ---------------

     The Company hereby grants to the Optionee an incentive stock option (the "Option") to purchase all or any part of an aggregate of 30,000 Shares on the terms and conditions hereinafter set forth. This option shall be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Purchase Price.
         --------------

     The purchase price ("Purchase Price") for the Shares covered by the Option shall be $ 6.88 per share.

     3.  Time of Vesting and Exercise of Option.
         --------------------------------------


     The Option shall vest and become exercisable in three equal installments, the first of which shall vest and become exercisable on the date hereof and the remaining two of which shall vest and become exercisable on the first and second anniversaries of that date hereof, respectively.
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     4.  Term of Options; Exercisability.
         -------------------------------

     (a)  Term.
          ----

          (i) The Option shall expire as to each installment five (5) years from the date such installment shall first become exercisable but shall be subject to earlier termination as herein provided.

          (ii) Except as otherwise provided in this Section 4, if the Optionee ceases to be an employee of the Company, the Option granted to the Optionee hereunder shall terminate on the earlier of the last day of the month or thirty days after the date such Optionee ceases to be an employee of the company, or on the date on which the Option expires by its terms, whichever occurs first; provided, however, (i) the Optionee ceases to be an employee of the Company on account of his voluntary resignation and (ii) within thirty (30) days after such resignation, the Board of Directors of the Company determines in good faith that termination for Cause (as defined herein) would have been warranted based on information that becomes known to the Company, then the Option shall terminate on the date the Optionee voluntarily resigns from the Company. The Company shall have the right to postpone any exercise of this Option for a period of up to thirty (30) days following voluntary resignation by the Optionee.

          (iii) If the Optionee's employment is terminated because of dismissal for Cause (as defined herein) or because the Optionee is in breach of any employment agreement, such Option will terminate on the date the Optionee ceases to be an employee of the Company. "Cause" means any gross malfeasance or conviction of a felony, in either case directly and materially affecting the Company. The determination of "Cause" shall be made in good faith by the Company's Board of Directors (whose determination shall be final) with a written explanation thereof provided to the Optionee.

          (iv) If the Optionee's employment is terminated because the Optionee has become permanently disabled as defined in the Optionee's employment agreement with the Company of even date herewith, such Option shall terminate on the last day of the twelfth month from the date such Optionee ceases to be an employee due to such disability, or on the date on which the Option expires by its terms, whichever occurs first.

          (v) In the event of the death of the Optionee, the Option granted to such Optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

         (b)       Exercisability.
                   --------------

          (i) Except as provided below, if the Optionee ceases to be an employee of the Company, the Option granted to the Optionee hereunder shall be exercisable only to the extent that the right to purchase Shares under such Option has accrued and is in effect on

                                      -2-
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the date such Optionee ceases to be an employee of the Company. No partial exercise may be made for less than one hundred (100) full Shares of Common Stack

          (ii) If the Optionee ceases to be an employee of the Company because he or she has become permanently disabled, as defined above, the Option granted to the Optionee hereunder shall be exercisable to the full number of Shares covered by such Option.

          (iii) In the event of the death of the Optionee, the Option granted to such Optionee may be exercised, to the full number of Shares covered thereby, whether or not under the provisions of Section 3 hereof the Optionee was entitled to do so at the date of his or her death. by the estate of such Optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Optionee.

     5.  Manner of Exercise of Option.
         ----------------------------

         (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. Upon such exercise, delivery of a certificate of paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than thirty (30) and not more than ninety (90) days from the date of receipt of the notice by the Company.

         (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option. The Optionee shall not have any of the rights of a stockholder of the company in respect of the Shares until one or more certificates for such Shares shall be delivered to him or her upon due exercise of the Option.

     6.  Non-Transferability.
         -------------------

         The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer. except as hereinbefore provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trust process or similar process, whether legal or equitable, upon the Option.

     7.  Representation Letter and Investment Legend.
         -------------------------------------------

         In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

     8.  Adjustments on Changes in Capitalization.
         ----------------------------------------

         Adjustments on changes in capitalization and the like shall be made in accordance with the Plan, as in effect on the date of this Agreement.

     9.  No Special Employment Rights.
         ----------------------------

     Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

     10. Rights as a Stockholder.
         -----------------------

         The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     11. Withholding Taxes.
         -----------------

         Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. The Company may agree to permit the Optionee to withhold Shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares of Common Stock purchased upon exercise of an option, such election to be made in the form set forth in

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Exhibit 2 hereto and to be made not less than six (6) months prior to such exercise. Such election may be revoked only upon six (6) months prior written notice to the Company.

     12. Entire Agreement.
         ----------------

         This agreement reflects the parties' entire agreement with respect to the subject matter hereof and supersedes any agreement relating thereto including, without limitation, the employment agreement of even date herewith between the parties hereto.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed. and the Optionee has hereunto set his or her hand and seal. all as of the day and year first above written.

                              LIFE MEDICAL SCIENCES, INC.


                              By: s/ Herbert Moskowitz
                                  --------------------
                                     Title:

                              OPTIONEE


                              s/ Donald Fallon
                              ----------------
                                   Signature


                              Donald Fallon, Chief Financial Officer
                              --------------------------------------
                                   Print Name


                              1556 Willow Pond Drive
                              ----------------------

                              Yardley, Pennsylvania 19067
                              ---------------------------
                                    Address


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                              -----------
                             Social Security Number

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                                   EXHIBIT 1
                           TO STOCK OPTION AGREEMENT
                           -------------------------


Gentlemen:

     In connection with the exercise by me as to Shares of Common Stock, .001 par value, of Life Medical Sciences, Inc. (the "Company") under the Incentive Stock Option Agreement dated hereunder granted to me under the Amended and Restated 1992 Stock Option Plan, I hereby acknowledge that I have been informed as follows:

     1. The Shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the 1933 Act, and accordingly, must be held indefinitely unless such Shares are subsequently registered under the 1933 Act, or an exemption from such registration is available.

     2. Routine sales of securities made in reliance upon Rule 144 under the 1933 Act can be made only after the holding period provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the 1933 Act will be required.

     3. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

     In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring such Shares for my own account for investment, and that I will not sell, pledge or transfer such Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the 1933 Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing such Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

     "The Shares of Common Stock represented by this certificate have not been registered under the Federal Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring such Shares for his own account and for investment, with no intention of transferring or disposing of the same in violation of the registration requirements of that Act. These Shares may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such act."

     I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such Shares, so long as the legend remains on the certificates representing the Shares.

                              Very truly yours,


s/ Donald W. Fallon                               Dated: 7/17/95
-------------------                                      ---------
Donald W. Fallon
Chief Financial Officer

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

                                   EXHIBIT 2
                           TO STOCK OPTION AGREEMENT
                           -------------------------


Gentlemen:

     The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), the Company shall withhold from that exercise such number of Shares equal in value to the Federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months prior written notice to the Company.

                              OPTIONEE:


                              s/ Donald W. Fallon
                              -------------------------------------
                                   Signature


                              -------------------------------------
                              Donald W. Fallon
                              Chief Financial Officer

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                              Social Security Number

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